John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on November 1, 2019, and payable on November 29, 2019. No action is required on your part.

Distribution Period:	November 2019
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable November 29, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0859	88%	0.0859	88%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0116	12%	0.0116	12%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0975	100%	0.0975	100%

Average annual total return (in relation to NAV) for the 5 years ended on October 31, 2019				9.40%

Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2019				7.44%

Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2019				18.52%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
October 31, 2019				0.62%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the November 2019 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2019, and will end on October 31, 2020.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on December 2, 2019, and payable on December 19, 2019. No action is required on your part.

Distribution Period:	December 2019
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable December 19, 2019, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0784	80%	0.1644	84%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0306	16%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0191	20%	0.0000	0%
Total per common share	0.0975	100%	0.1950	100%

Average annual total return (in relation to NAV) for the 5 years ended on November 30, 2019				9.06%

Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2019				7.54%

Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2019				-0.74%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
November 30, 2019				1.26%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the December 2019 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2019, and will end on October 31, 2020.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on December 20, 2019 and payable on January 31, 2020. No action is required on your part.

Distribution Period:	January 2020
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable January 31, 2020, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0472	48%	0.2108	72%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0343	12%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0156	5%
Return of Capital or
Other Capital Source	0.0503	52%	0.0317	11%
Total per common share	0.0975	100%	0.2924	100%

Average annual total return (in relation to NAV) for the 5 years ended on December 31, 2019				9.70%

Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2019				7.32%

Cumulative total return (in relation to NAV) for the fiscal year through December 31, 2019				3.56%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
December 31, 2019				1.83%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the January 2020 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2019, and will end on October 31, 2020.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on February 3, 2020 and payable on February 28, 2020. No action is required on your part.

Distribution Period:	February 2020
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable February 28, 2020, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount

			For the fiscal year-to-date period
	For the period 2/1/2020-2/29/2020		11/1/2019-2/29/2020 [1]

				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0873	90%	0.3069	79%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0331	8%
Net Realized Long-
Term Capital Gains	0.0102	10%	0.0499	13%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%

Total per common share	0.0975	100%	0.3899	100%

Average annual total return (in relation to NAV) for the 5 years ended on January 31, 2020				9.59%

Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2020				7.21%

Cumulative total return (in relation to NAV) for the fiscal year through January 31, 2020				5.12%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
January 31, 2020				2.40%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the February 2020 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2019, and will end on October 31, 2020.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on March 2, 2020, and payable on March 31, 2020. No action is required on your part.

Distribution Period:	March 2020
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable March 31, 2020, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 3/1/2020-3/31/2020		11/1/2019-3/31/2020 [1]

				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0753	77%	0.3762	77%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0026	3%	0.0584	12%
Return of Capital or
Other Capital Source	0.0196	20%	0.0527	11%

Total per common share	0.0975	100%	0.4873	100%

Average annual total return (in relation to NAV) for the 5 years ended on February 29, 2020				7.26%

Annualized current distribution rate expressed as a percentage of NAV as of February 29, 2020				8.13%

Cumulative total return (in relation to NAV) for the fiscal year through February 29, 2020				-6.03%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
February 29, 2020				3.38%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the March 2020 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2019, and will end on October 31, 2020.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on April 1, 2020, and payable on April 30, 2020. No action is required on your part.

Distribution Period:	April 2020
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable April 30, 2020, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 4/1/2020-4/30/2020		11/1/2019-4/30/2020 [1]

				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0533	55%	0.4312	74%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0442	45%	0.1535	26%

Total per common share	0.0975	100%	0.5847	100%

Average annual total return (in relation to NAV) for the 5 years ended on March 31, 2020				1.82%

Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2020				10.64%

Cumulative total return (in relation to NAV) for the fiscal year through March 31, 2020				-27.61%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of March
31, 2020				5.32%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the April 2020 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2019, and will end on October 31, 2020.